                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in this Form 10-K in the Company's previously filed Registration Statement File Nos. 33-58698, 33-62997, and 33-62999.


                                           Arthur Andersen LLP

Philadelphia, Pennsylvania
  March 29, 1996